United States
Securities and Exchange Commission

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2008

First Citizens BancShares, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16471 (Commission File Number)	56-1528994 (IRS Employer Identification No.)

4300 Six Forks Road Raleigh, North Carolina (Address of principal executive offices)		27609 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Termination of Employment.  On January 25, 2008, James B. Hyler, Jr., who served as Vice Chairman and Chief Operating Officer of First Citizens BancShares, Inc. ("Registrant"), and its subsidiary, First-Citizens Bank & Trust Company (the "Bank"), retired from his positions as an officer and director of Registrant, the Bank and their affiliated companies.

Election of New Chief Executive Officer.  On January 28, 2008, Registrant's and the Bank's Boards of Directors elected the companies' current President and director, Frank B. Holding, Jr. (age 46), to serve as Chief Executive Officer of Registrant and the Bank.  Lewis R. Holding, Chairman of Registrant and the Bank, previously served as Chief Executive Officer and will continue to serve as Chairman.  Frank B. Holding, Jr. has been employed by the Bank since 1984 and has served as President of Registrant and the Bank since 1994.  He also serves as a director of Piedmont Natural Gas Company, Inc., Charlotte, NC., and is the son of Registrant's Executive Vice Chairman, Frank B. Holding; the brother of Hope Holding Connell, who is a director of Registrant and serves as Executive Vice President of the Bank and President of IronStone Bank; and the nephew of Lewis R. Holding, Chairman of Registrant and the Bank.

A copy of Registrant's press release announcing the management changes is attached as Exhibit 99.1 to this Report.

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 28, 2008, Registrant's Board of Directors approved amendments to Registrant's Bylaws.  The effects of the amendments were:

(1)	to separate the functions and duties of the Chairman and the Chief Executive Officer;

(2)	to provide for the President to be designated as Chief Executive Officer (as opposed to the Chairman serving as Chief Executive Officer as previously provided);

(3)
to eliminate the position of Chief Operating Officer as previously provided, and to assign to the Chief Executive Officer the functions, duties and responsibilities previously assigned to the Chief Operating Officer;

(4)	to authorize the appointment of one Vice Chairman (as opposed to more than one Vice Chairman as previously provided);

(5)	to establish priorities in succession in the event of disability or absence of one or more of the officers; and

(6)	to make various conforming changes to the text of the bylaws consistent with the amendments described above.

The amendments became effective upon approval by the Board.  A copy of the amended Bylaws is attached as Exhibit 3.2 to this Report and is incorporated by reference into this Report.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.  The following Exhibit is being filed or furnished with this Report.

Exhibit No.	Exhibit Description
3.2	Copy of Registrant's Bylaws, as amended
99.1	Copy of press release dated January 29, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:                      January 29, 2008                                          By:  /s/   KENNETH A. BLACK
      Kenneth A. Black
      Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
3.2	Copy of Registrant's Bylaws, as amended
99.1	Copy of press release dated January 29, 2008